SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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CACI INTERNATIONAL INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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00256883_1 R1.0.0.51160 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 19, 2015 Meeting Information CACI INTERNATIONAL INC Meeting Type: Annual Meeting For holders as of: September 21, 2015 Date: November 19, 2015 Time:9:30 AM EST Location: Le Meridien Arlington 1121 19th Street North Arlington, Virginia 22209 You are receiving this communication because you holdCACI INTERNATIONAL INC 1100 N. GLEBE ROAD shares in the above named company. ARLINGTON, VA 22201 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the importantinformation contained in the proxy materials before voting. Seethereversesideofthisnoticetoobtainproxymaterialsandvotinginstructions.

0000256883_2 R1.0.0.51160 Before You Vote How to Access the Proxy Materials ProxyMaterialsAvailabletoVIEWorRECEIVE:1.Notice&ProxyStatement2.AnnualReport3.Form10-KHowtoViewOnline:Havetheinformationthatisprintedintheboxmarkedbythearrowfollowingpage)andvisit:www.proxyvote.com.HowtoRequestandReceiveaPAPERorE-MAILCopy:(locatedontheIfyouwanttoreceiveapaperore-mailcopyofthesedocuments,youmustrequestone.ThereisNOchargeforrequestingacopy.Pleasechooseoneofthefollowingmethodstomakeyourrequest:1)BYINTERNET:www.proxyvote.com2)BYTELEPHONE:1-800-579-16393)BYE-MAIL*:sendmaterial@proxyvote.com*Ifrequestingmaterialsbye-mail,pleasesendablanke-mailwiththeinformationthatisprintedintheboxmarkedbythearrow(locatedonthefollowingpage)inthesubjectline.Requests,instructionsandotherinquiriessenttothise-mailaddresswillNOTbeforwardedtoyourinvestmentadvisor.PleasemaketherequestasinstructedaboveonorbeforeNovember05,2015tofacilitatetimelydelivery.HowToVotePleaseChooseOneoftheFollowingVotingMethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vo t in g items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Kenneth Asbury 02 Michael A. Daniels 03 James S. Gilmore, III 04 William L. Jews 05 Gregory G. Johnson 06 J. Phillip London 07 James L. Pavitt 08 Warren R. Phillips 09 Charles P. Revoile 10 William S. Wallace The Board of Directors recommends you vote FOR proposals 2. and 3. 2. Advisory approval of the Company's executive compensation; 3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2016. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000256883_3 R1.0.0.51160